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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 10, 2008
                                                 -------------------------------

                        Farmers & Merchants Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            000-14492               34-1469491
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)

         307-11 N. Defiance,        Archbold, Ohio                    43502
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's Telephone Number, including Area Code   (419) 446-2501
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


     Effective January 10, 2008, the Board of Directors of Farmers & Merchants Bancorp, Inc. named Steven J. Planson to fill existing vacancies on both the Company's Board and the Board of Directors of its subsidiary, The Farmers & Merchants State Bank. Mr. Planson's current term will expire at the Company's 2008 annual meeting of shareholders. Mr. Planson will receive the standard retainer and meeting attendance fees payable to all non-employee directors, which fees consist of: a monthly retainer of $500; $450 for each regular meeting attended; $350 for each audit committee meeting attended;
and $250 per meeting for all other committees. At this time, it is not known which committees of the Board of Directors Mr. Planson will serve on.

     During 2007, Mr. Planson was a customer of and had transactions with the Company or its subsidiaries in excess of $120,000. These transactions involved loans made by The Farmers & Merchants State Bank, which loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Except for the transactions described above, Mr. Planson (or any of his affiliated interests or immediate family members) did not engage in any transaction with the Company during 2007 in which the amount involved exceeded $120,000.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        FARMERS & MERCHANTS BANCORP, INC.
                                                   (Registrant)
     Dated: January 16, 2008

                                        By  /s/ Paul S. Siebenmorgen
                                            -----------------------------------
                                            Paul S. Siebenmorgen
                                            President & Chief Executive Officer



                                        By  /s/ Barbara J. Britenriker
                                            -----------------------------------
                                            Barbara J. Britenriker
                                            Executive Vice President &
                                            Chief Financial Officer